As filed with the Securities and Exchange Commission on December 7, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22358

Rochdale Structured Claims Fixed Income Fund, LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, New York 10022-6837
(Name and address of agent for service)

212-702-3500
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2012

Item 1. Reports to Stockholders.

Rochdale Structured Claims Fixed Income Fund (RSCFIF)
Annual Report
September 30, 2012

Dear Fellow Shareholders,

The Rochdale Structured Claims Fixed Income Fund ("RSCFIF" or the "Fund") offers an opportunity for portfolio diversification through an investment in a pool of structured legal settlements with an investment objective that seeks safety of principal and above average current income. The Fund is collateralized by a note secured by cash flows from a diversified pool of annuities, purchased to cover structured legal settlements that have been acquired through a formal legal process from the claimants.  Investment returns are generated by the interest income of cash flow payments received from each underlying annuity.

For the year ended September 30, 2012, the Fund returned its expected 7% yield.  In addition, the Fund received monthly distributions of capital payments consistent with the planned cash flows during the period.

With continuing uncertainty about the future path of U.S. fiscal policy and ongoing worries over European growth and sovereign debt, we expect the fixed income market will be somewhat volatile going forward.  Though the fundamentals across a number of fixed income sectors remain relatively sound, the challenge for investors against this uncertain backdrop is how to earn more from their fixed income portfolios without taking on too much risk.  In our minds, U.S. Treasuries, although nominally safe, are paying too low of a yield due to the policy actions taken by the Federal Reserve.  The alternative however requires taking more credit risk at a time when economic growth remains lackluster.

In light of this, we believe the expected stability and known values of RSCFIF’s cash flows makes the Fund an ideal fixed income holding for such uncertain times.  Compared to equivalent fixed income or annuities, the 7% fixed yield from RSCFIF provides above average levels of current income with low volatility and strong credit quality.  In addition, although we do not see inflation as being a significant risk over the next 12 months, should it occur, a solid cash flowing investment like RSCFIF is likely to generate a relatively good yield after inflation.

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com

San Francisco                    |                    Orlando                    |                    Dallas                    |                    Richmond

Overall, the advantage of RSCFIF lies in preservation of principal, reliability of cash flows, and the high yield it brings to a portfolio.  The Fund is backed by well-diversified, investment grade insurance companies, which are, in our view, highly secured.  Furthermore, we believe during volatile equity market periods such as we are currently experiencing, the addition of stable non-equity, non-traditional investments has the added benefit of providing significant diversification benefits to a portfolio.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF®
Chief Executive Officer & President
Rochdale Investment Management LLC

Important Disclosures

Performance quoted represents past performance and is unaudited. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9800.

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses.  The Private Offering Memorandum contains this and other important information about the investment company, and it may be obtained by calling 800-245-9800.  Please read it carefully before investing.  RIM Securities LLC, the affiliated broker dealer for Rochdale Investment Management LLC and the Distributor of the Fund, 570 Lexington Avenue, New York, NY 10022.

The views expressed herein represent the opinions of Rochdale Investment Management and are subject to change without notice at anytime. This information should not in any way be construed to be investment, financial, tax, or legal advice or other professional advice or service, and should not be relied on in making any investment or other decisions.

As with all investment strategies, there are risks associated with its implementation. Applicable risks include, but are not limited to, market risk, inflation risk, credit risk, and government policy risk. There is no guarantee that investment objectives will be met and the entire investment may be lost.

Rochdale Structured Claims Fixed Income Fund is considered a long term investment with limited liquidity and should not be invested in by investors whose objectives conflict with these characteristics. The limited liquidity of the Fund, due to the absence of a public market and a current investor’s limited transfer options to other investors, results in the lack of available market prices during the life of the Fund. Valuation will be provided as detailed in the Private Offering Memorandum and may be inaccurate and may also affect the value and expenses of the Fund. The Fund invests in a single issuer note, making it a non-diversified fund and more susceptible than a diversified fund to any single economic, financial, insurance industry, political or regulatory occurrence that may affect annuities, insurance companies or the Special Purpose Entity (“SPE”) structure. Performance and likelihood of future payments depend on factors such as the business standing of the SPE and its affiliates, the insurance companies, ratings of the insurer, federal and state regulation as well as human error during the transfer process.

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com

San Francisco                    |                    Orlando                    |                    Dallas                    |                    Richmond

Rochdale Structured Claims Fixed Income Fund, LLC

Annual Report

September 30, 2012

Rochdale Structured Claims Fixed Income Fund, LLC

Annual Report

September 30, 2012

TABLE OF CONTENTS

Page
Report of Independent Registered Public Accounting Firm

Financial Statements
Statement of Net Assets	2
Statement of Operations	3
Statement of Changes in Members’ Capital	4
Statement of Cash Flows	5
Notes to Financial Statements	6-14
Financial Highlights	15
Investment Breakdown	16

Manager and Officer Information
Approval of Investment Advisory Agreement
Additional Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Managers of
Rochdale Investment Management LLC

We have audited the accompanying statement of net assets of the Rochdale Structured Claims Fixed Income Fund, LLC, a series of Rochdale Investment Management LLC (the “Fund”), as of September 30, 2012, including the related statement of operations for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the two years in the period then ended and the period February 24, 2010 (commencement of operations) through September 30, 2010.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian.   As described in Note 2, the Fund has a restricted security, representing 100% of the Fund’s net assets that does not have market quotations readily available and are valued at their fair value as determined in good faith using procedures established by the Board of Managers.  Amounts ultimately realized from the disposal of such restricted security may vary significantly from the fair values presented.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rochdale Structured Claims Fixed Income Fund, LLC, as of September 30, 2012, and the results of its operations for the year then ended, the changes in members’ capital for each of the two years in the period then ended, its cash flows for the year then ended, and the financial highlights for each of the two years in the period then ended, and the period February 24, 2010 through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 29, 2012

Rochdale Structured Claims Fixed Income Fund, LLC

STATEMENT OF NET ASSETS

September 30, 2012

ASSETS:
Investments in Securities: 101.7%
Asset Backed Security: 100.6%
Crescit Eundo Finance I, LLC Note, 8.10%, Series 2009-A,	$34,984,786
February 15, 2040;(1)(2) at value (cost $34,984,786)
Short-Term Investments: 1.1%
First American Government Obligations Fund, 0.02%(3) (cost $402,816)	402,816
Total Investments in Securities (cost $35,387,602)(4)	35,387,602
Interest receivable	125,949
Prepaid expenses	4,232
Total assets	35,517,783
LIABILITIES:
Distribution payable	286,663
Payable to Advisor(5)	298,993
Contributions received in advance (See Note 2)	90,000
Accrued expenses and other liabilities	60,396
Total liabilities	736,052

NET ASSETS	$34,781,731

ANALYSIS OF NET ASSETS

TOTAL MEMBERS' PAID IN CAPITAL	$34,781,731

Capital Units outstanding
(Unlimited number of Units authorized, no par value)	38,993.48

Net asset value, offering and redemption
price per Unit (net assets/Units outstanding)	$891.99

(1) Illiquid restricted security.
(2) Fair valued by Valuation Committee as delegated by the Fund's Board of Managers.
(3) 7-Day yield.
(4) Tax cost of investments is the same.
(5) Includes offering costs payable which the Advisor paid on behalf of the Fund.

The accompanying notes are an integral part of these financial statements.

Rochdale Structured Claims Fixed Income Fund, LLC

STATEMENT OF OPERATIONS

Year Ended September 30, 2012

INVESTMENT INCOME:
Interest Income	$2,891,960

EXPENSES:
Advisory fees	88,963
Service fees	88,963
Fund accounting and fund administration fees	92,215
Registration expense	5,385
Audit fees	35,004
Custody fees	3,000
Legal fees	27,550
Directors fees	20,700
Insurance expense	7,323
Miscellaneous	2,125
Total Expenses	371,228
Add expenses recouped (see Note 4)	126,967
Net Expenses	498,195

NET INVESTMENT INCOME	$2,393,765

The accompanying notes are an integral part of these financial statements.

Rochdale Structured Claims Fixed Income Fund, LLC

STATEMENT OF CHANGES IN MEMBERS' CAPITAL

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011

FROM OPERATIONS
Net investment income	$2,393,765	$2,518,536

Net Increase in Members' Capital Resulting From Operations	2,393,765	2,518,536

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,393,765)	(2,518,536)
From return of capital	(1,472,884)	(1,955,139)

Total distributions to members	(3,866,649)	(4,473,675)

INCREASE (DECREASE) FROM TRANSACTIONS
IN MEMBERS' CAPITAL
Proceeds from sales of members' capital units	222,000	500,000
Payments for purchases of members' interests	(233,224)	(498,561)

Net proceeds of (payments for) Members' capital units	(11,224)	1,439

Total decrease in Members' Capital	(1,484,108)	(1,953,700)

MEMBERS' CAPITAL
Beginning of year	36,265,839	38,219,539

End of year	$34,781,731	$36,265,839

The accompanying notes are an integral part of these financial statements.

Rochdale Structured Claims Fixed Income Fund, LLC

STATEMENT OF CASH FLOWS

Year Ended September 30, 2012

CASH FLOW FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$2,393,765
Adjustments to reconcile net increase in members' capital
resulting from operations to net cash from operating activities
Principal repayment of note receivable	1,439,876
Change in operating assets and liabilities
Interest receivable	5,180
Prepaid expenses	17,264
Payable to Advisor(1)	1,079
Contributions received in advance	90,000
Accrued expenses and other liabilities	(677)

Net cash from operating activities	3,946,487

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' capital units	222,000
Capital withdrawals	(233,224)
Distributions	(3,903,997)
Net cash used in financing activities	(3,915,221)

Net change in cash and cash equivalents	31,266

CASH AND CASH EQUIVALENTS
Beginning of year	371,550

End of year	$402,816

(1) Includes offering costs payable which the Advisor paid on behalf of the Fund.

The accompanying notes are an integral part of these financial statements.

Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

1.	Organization

Rochdale Structured Claims Fixed Income Fund, LLC (the "Fund") is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company.  The Fund’s investment objective is to seek a steady level of current income with low volatility through investment in promissory notes secured by interests in receivables from insurance companies related to structured settlements.

Rochdale Investment Management LLC (the “Advisor” or “Rochdale”) is an investment advisor registered under the Investment Advisers Act of 1940, as amended, to serve as the Advisor for the Fund.

Each Member must certify that they are a qualified investor or “accredited investor” under Federal securities law and subscribe for a minimum initial investment in the Fund of $25,000.  Brokers selling units may establish higher minimum investment requirements than the Fund and may independently charge transaction fees and additional amounts in return for their services in addition to receiving a portion of the sales charge.  The Fund is an illiquid investment and no Member will have the right to require the Fund to redeem its units.  The existence of the Fund is not expected to be perpetual, but will instead be self-liquidating over time or sold, with an expected life of between seven and fifteen years from inception.

2.	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation

The Fund invested substantially all of its investable assets in the 8.10% Fixed Rate Note, Series 2009-A, which is represented by one certificate (“Note”) issued by a special purpose entity, Crescit Eundo Finance I, LLC.

The value of the collateral underlying the Note depends on a number of factors unique to the structured settlement industry. These include, but are not limited to, the nature and quality of the underlying settlements; the ratings and creditworthiness of the annuity providers who are obligated under the terms of the underlying settlements, the terms which are, in turn, subject to court orders (or acknowledgment letters in the case of owned annuities) to remit payments to entities, including Settlement Funding, LLC, that are wholly-owned by Peach Holdings, LLC; the physical security of the documents that evidence the underlying settlements; and the extent to which the Fund may be assured that the Fund’s security interest in the collateral is properly perfected in accordance with the protections afforded secured creditors under Article 9 of the Uniform Commercial Code.

Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Security Valuation (continued)

The Fund’s Board has approved fair value procedures pursuant to which the Fund will value its investment in the Note.  The fair value procedures recognize that the Note is illiquid and that no market currently exists for it, save for the potential that the Advisor may be able to effect a negotiated sale of the Note held by the Fund.  The valuation shall be updated no less frequently than quarterly.  These updates shall be based on various factors, as deemed appropriate by the Pricing Committee, including without limitation, the following:

(i)	Comparisons with other fixed income opportunities available in the credit markets and spreads, on a risk adjusted basis such as, without limitation:

(a)	Swap rates: the variable rate available in a swap contract for the fixed rate payable under the Portfolio Note;

(b)	Interest Rates: the Fed Funds rate (i.e. that amount the Federal Reserve charges banks for overnight borrowing) and other prevailing interest rates in the U.S.;

(c)	Credit Ratings: the weighted average rating of the Annuity Providers issuing the annuity contracts which constitute the Receivables; and

(d)	Subjective Factors: relative liquidity, creditworthiness and underlying collateral.

(ii)	Information obtained by the Advisor from the issuer of the Portfolio Notes relating to the financial position of such issuer and relevant affiliates;

(iii)	Cash flows payable by Annuity Providers under the Transaction Related Agreements;

(iv)	Credit Ratings assigned to the various Annuity Providers;

(v)
The occurrence of any significant market or company specific event that may affect the issuer, its affiliates, their capital structure (as contemplated under the terms of the transaction related documents) or the structured settlement industry; and

(vi)
Reported changes, if any, in the quality of the underlying collateral as a result of changes in such ratings, the creditworthiness of the issuer, its affiliates or the Annuity Providers or specific factors that may affect the value of collateral.

Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Security Valuation (continued)

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the inputs used to value the Fund’s investments at September 30, 2012:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Note	$-	$-	$34,984,786	$34,984,786
Short-Term Investment	402,816	-	-	402,816

	$402,816	$-	$34,984,786	$35,387,602

There were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy during the reporting period, as compared to their classification from the most recent annual report.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3) during the fiscal year ended September 30, 2012:

Investment in Security
Balance, September 30, 2011	$36,424,662
Realized gain/(loss)	–
Change in unrealized appreciation/depreciation	–
Purchases	–
Principal payments	(1,439,876)
Balance, September 30, 2012	$34,984,786

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in Generally Accepted Accounting Principles (“GAAP”) and the International Financial Reporting Standards (“IFRS”).  This requirement

Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Security Valuation (continued)

amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS.  This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  The Fund has disclosed the applicable requirements of this accounting standard in its financial statements.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies.  In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Managers.  It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.  At September 30, 2012, the Fund was invested in the following restricted security:

		Principal		Price		% Net
Security	Acquisition Date	Amount	Cost	per Share	Value	Assets
Crescit Eundo Finance I, LLC Note	February 24, 2010	$34,984,786	$34,984,786	$100	$34,984,786	100.6%

Organization Expenses

Expenses incurred by the Fund in connection with the organization were expensed as incurred.  The Advisor reimbursed the Fund for these expenses, subject to potential recovery (see Note 4).

Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Fund Expenses

The Fund bears expenses incurred in its business.  The expenses of the Fund include, but are not limited to, the following: management fees, legal fees; accounting and auditing fees; custody fees; costs of computing the Fund’s net asset value; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ and Board meetings; Member record keeping and Member account services, fees, and disbursements; insurance premiums; fees for investor services and other types of expenses as may be approved from time to time by the Board.

Federal Income Taxes

The Fund’s tax year end is December 31. The Fund intends to be treated as a partnership for U.S. Federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss.  Therefore, no federal income tax provision is reflected in the accompanying financial statements.

The Fund has adopted accounting standards regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  The Fund has concluded that there is no impact on the Fund’s net assets or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns.  These standards require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions.  Open tax years are those open for exam by taxing authorities and include the 2010 and 2011 tax years.  During the fiscal year ended September 30, 2012, distributions in the amount of $2,393,765 were from ordinary income for tax purposes.

Offering Costs

Offering Costs were charged to Members’ capital in proportion to the number of units sold during the offering period (see Note 4).

Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to September 30, 2012.  There were no events or transactions that occurred

Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Subsequent Events (continued)

during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Contributions Received in Advance

Prior to the end of each quarter and year end, the Fund may receive member contributions with an effective subscription date of the first day of the following month.  These are reported as “Contributions received in advance” on the Fund’s Statement of Net Assets.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3.	Investment Management

The Fund has an investment management agreement with Rochdale.  The Advisor is responsible for providing investment advisory management, certain administrative services and conducts relations with the service providers to the Fund.

The Fund will pay the Advisor an investment management fee at an annual rate equal to 0.25% of the Fund’s month-end net assets.  The investment management fee will accrue and be payable monthly.

4.	Expense Reimbursement

The Advisor has contractually agreed to waive and/or reimburse the Fund’s expenses to the extent needed to limit the Fund’s annual operating expenses to 1.40% of net assets.  To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. The Fund will make no such payment, however, if its total annual operating expenses exceed the expense limit in effect at the time the expenses were reimbursed or at the time these payments are proposed.

Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

4.	Expense Reimbursement (continued)

The expense reimbursement agreement allows the Advisor to request recoupment of Covered Fund Costs, as defined in the agreement (including Offering Costs advanced by the Advisor) only if the distribution to Members with respect to the year for which the recoupment is sought would (after taking into account the amount of recoupment) equal or exceed the Minimum Annual Distribution, 7.00% compounded monthly per annum per Unit.  The Fund and the Advisor agree that the Advisor may request recoupment of expenses absorbed and repayment of offering costs advanced by the Advisor in the prior three years in years in which the Minimum Annual Distribution is achieved so long as the Fund’s actual annual expenses plus the amount of any requested recoupment with respect to such year, does not exceed 1.40% of net assets.

For the fiscal year ended September 30, 2012, $126,967 was recouped by the Advisor.  At September 30, 2012, the remaining cumulative amount available for recoupment amounted to $53,803.  This amount may be recouped by September 30, 2013.

5.   Shareholder Servicing Arrangement

The Fund will pay a fee to the Advisor (or its affiliates) at an annual rate of 0.25% of the Fund’s month-end net assets, including assets attributable to the Advisor (or its affiliates). Services provided include, but are not limited to, handling Member inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; and assisting in the maintenance of Fund records containing Member information.

6.   Distribution to Members

The Fund intends to make distributions to Members on a monthly basis in aggregate amounts representing substantially all of its net investment income, if any, during the year.  The Fund also intends to distribute monthly proceeds from any principal paydowns on the Note, which will be designated as a return of capital to Members.  Although the Fund does not expect to realize long-term capital gains except under extraordinary circumstances (such as the sale of all or a substantial portion of the Note), if it does earn such gains, they will be paid out once each year (unless otherwise permitted by the 1940 Act).  The Fund will make distributions only if authorized by the Board and declared by the Fund out of assets legally available for these distributions.

Rochdale Structured Claims Fixed Income Fund, LLC

Notes to Financial Statements

7.   Investment Transactions

For the fiscal year ended September 30, 2012, excluding short-term securities and U.S. Government securities, sales of investments were $1,439,876.  There were no purchases or sales of U.S. Government securities during the fiscal year ended September 30, 2012.

8.   Proxy Results and the Transaction (Unaudited)

On June 15, 2012, a special meeting of the Fund’s members was held to consider approving a new investment advisory agreement for the Fund.

On July 2, 2012, the Advisor and City National Bank (“City National”), a wholly-owned subsidiary of City National Corporation, signed an agreement pursuant to which City National acquired 100% ownership of the Advisor’s Parent Company (the “Transaction”).  On the closing date of the Transaction, the Advisor became a wholly-owned subsidiary of City National.

In order to prevent any potential disruption in the investment advisory services provided by the Advisor to the Fund following the closing of the Transaction, the Board of Managers approved a new investment advisory agreement (“New Advisory Agreement”) with the Fund’s Advisor, which replaced the existing agreement. The New Advisory Agreement was also subsequently approved by the members of the Fund.

The following table illustrates the specifics of the vote with respect to the New Advisory Agreement:

	For	Against	Abstain
Units	34,998.195	-	3,995.365

The Transaction was completed on July 2, 2012 and the New Advisory Agreement became effective on that date. The New Advisory Agreement is substantially the same as the agreement it replaced. In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board of Managers was prepared, including a summary of the conclusions reached by the Board of Managers with respect to these factors. Overall, the Board concluded that continuation of the investment advisory agreement would be in the best interest of the Fund and consistent with the expectations of its members.

Rochdale Structured Claims Fixed Income Fund, LLC

Financial Highlights
			Period from
			February 24, 2010*
	Year Ended	Year Ended	through
	September 30, 2012	September 30, 2011	September 30, 2010
Net Asset Value, beginning of period	$929.76	$979.88	$993.10

Income from investment operations:
Net investment income	61.38	64.57	41.00
Total from investment operations	61.38	64.57	41.00

Less Distributions:
From net investment income	(61.38)	(64.57)	(41.00)
From return on capital	(37.77)	(50.12)	(13.22)
Total distributions	(99.15)	(114.69)	(54.22)
Net asset value, end of period	$891.99	$929.76	$979.88

TOTAL RETURN - NET	6.94%	6.92%	4.21%	(1)(2)

RATIOS/SUPPLEMENTAL DATA

Members' Capital, end of period ($000's)	$34,782	$36,266	$38,220
Portfolio Turnover	0.00%	0.00%	1.72%	(1)
Internal Rate of Return	6.92%	6.92%	5.89%

Ratio of Net Investment Income to Average Net Assets:
Before waivers/reimbursements or recoupment	7.09%	7.05%	6.92%	(3)
After waivers/reimbursements or recoupment	6.73%	6.71%	6.92%	(3)

Ratio of Expenses to Average Net Assets:
Before waivers/reimbursements or recoupment	1.04%	1.06%	1.20%	(3)
After waivers/reimbursements or recoupment	1.40%	1.40%	1.20%	(3)

* Commencement of operations.
(1) Not Annualized.
(2) Represents total return on a net asset value basis. Using the initial offering price of $1,000.00, including offering costs of $6.90, total return for the period was 3.49%.
(3) Annualized.

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions.

The expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to an individual
Member's capital may vary from these ratios based on the timing of capital transactions.

The accompanying notes are an integral part of these financial statements.

See Report of Independent Registered Public Accounting Firm

Rochdale Structured Claims Fixed Income Fund, LLC

September 30, 2012

Investment Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements.

See Report of Independent Registered Public Accounting Firm

Rochdale Structured Claims Fixed Income Fund, LLC

MANAGER AND OFFICER INFORMATION

The Managers of the Fund, who were elected for an indefinite term by the initial members of the Fund, are responsible for the overall management of the Fund, including, general supervision and review of the investment activities of the Fund. The Managers, in turn, elect the officers of the Fund, who are responsible for administering the day to day operations of the Fund. The current Managers and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Managers and is available, without charge, by calling 1-866-209-1967.

Interested Managers and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Manager	Other Directorships Held by Manager
Garrett R. D'Alessandro 570 Lexington Avenue New York, NY 10022 Age: 54	Chairman President Board Member	Since 2012 Since Inception Since 2011	Chairman, President, Chief Executive Officer and Co-Chief Investment Officer of Rochdale Investment Management LLC	1	*

William O'Donnell 570 Lexington Avenue New York, NY 10022 Age: 48	Treasurer	Since 2011
Chief Financial Officer of Rochdale
Investment Management LLC since
July 2011; Financial Consultant, October
2009 to June 2011; Financial Officer,
Compliance Officer & Corporate Secretary
Trustee - Clay Finlay Pension Plan of
Clay Finlay LLC, October 1990 to
to September 2009
				N/A	N/A

Barbara Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 39	Chief Compliance Officer	Since 2011	Executive Vice President, Chief Compliance Officer and Deputy General Counsel for Rochdale Investment Management LLC and Symphonic Financial Advisors LLC	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 41	Secretary	Since Inception	Senior Executive Vice President, Chief Operating Officer and General Counsel of Rochdale Investment Management LLC	N/A	N/A

Independent Managers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Manager	Other Directorships Held by Manager
Daniel A. Hanwacker, Sr. 570 Lexington Avenue New York, NY 10022 Age: 60	Board Member	Since 2011	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services)	1	*

Susan Henshaw Jones 570 Lexington Avenue New York, NY 10022 Age: 65	Board Member	Since 2011	President and Director, Museum of the City of New York	1	*

Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Age: 54	Board Member	Since 2011	Financial Services Consultant	1	* Lapolla Industries, Inc. (2007 - present)

*
Rochdale Investment Trust, Rochdale Core Alternative Strategies Master Fund LLC, Rochdale Core Alternative Strategies Fund LLC,
Rochdale Core Alternative Strategies Fund TEI LLC, Rochdale Alternative Total Return Fund LLC, Rochdale International Trade Fixed Income Fund
and Rochdale Royalty Rights Fund.

Rochdale Structured Claims Fixed Income Fund, LLC

Approval of Investment Advisory Agreement

At the joint special meeting held April 26, 2012, the Board of Managers (the “Board”) of the Rochdale Structured Claims Fixed Income Fund, LLC (the “Fund”), including all of the Managers (“Independent Managers”) who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Fund, met in person and voted to approve the proposed new investment advisory agreement (“New Advisory Agreement”) between the Fund and Rochdale Investment Management, LLC (the “Advisor” or “Rochdale”).

On July 2, 2012, the Advisor and City National Bank (“City National”), a wholly-owned subsidiary of City National Corporation, signed an agreement pursuant to which City National acquired 100% ownership of the Advisor’s Parent Company (the “Transaction”).  On the closing date of the Transaction, the Advisor became a wholly-owned subsidiary of City National.

In order to prevent any potential disruption in the investment advisory services provided by the Advisor to the Fund following the closing of the Transaction, the Board approved the New Advisory Agreement with the Fund’s Advisor, which replaced the existing agreement.  The New Advisory Agreement was also subsequently approved by the members of the Fund.

The Transaction was completed on July 2, 2012 and the New Advisory Agreement became effective on that date.  The New Advisory Agreement is substantially the same as the agreement it replaced.  In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board was prepared, including a summary of the conclusions reached by the Board with respect to these factors.  Overall, the Board concluded that continuation of the investment advisory agreement would be in the best interest of the Fund and consistent with the expectations of its members.

Additionally, with respect to the New Advisory Agreement with Rochdale, the Board considered information about City National Bank and the manner in which it was expected that the Transaction would take place.  The Board also considered the Advisor’s representations and assurances to the effect that; (1) the duties and responsibilities of the Advisor would not be diminished under the New Advisory Agreement; (2) although the Transaction would bring about a change in the ownership of the Advisor, the Transaction would not result in a material change in the identity of those investment professionals primarily responsible for day-to-day portfolio management of the Fund, the nature or quality of the services provided to the Fund by the Advisor or the rate at which the advisory fee to which the Advisor is entitled for its services to the Fund is computed; and (3) as a result of the Transaction, the Advisor was expected to have access to increased capabilities and resources.  The Board also considered the impact of City National Bank’s representation that it will use its best efforts to adhere to the provisions of Section 15(f) of the Investment Company Act. Section 15(f) of that Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met.  The first condition specifies that no “unfair burden” may be imposed on the Fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings.  This requirement, among other things, would preclude the receipt by the Advisor or any successor adviser of any direct or indirect compensation, directly or indirectly, from the Fund or its members (other than fees for bona fide investment advisory or other services).  The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the Fund’s board of managers must not be “interested persons” (as defined in the Investment Company Act) of the investment adviser or predecessor adviser.  The Fund intends to comply with these conditions.

In reaching their decisions, the Board requested and obtained from Rochdale such information they deemed reasonably necessary to evaluate the proposed New Advisory Agreement.  In considering the proposed agreement, the Board evaluated a number of factors and considerations that they believed, in light of their own business judgment, to be relevant.

In connection with the approval of the New Advisory Agreement, the Independent Managers consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Managers’ deliberations.  The Board reviewed the advisory services provided by Rochdale.  The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Rochdale.  In particular, the Board considered the Fund’s proposed investment objective and strategies and the ability of the Advisor to manage the Fund’s mandate. The Board also considered the experience, capability and financial resources of Rochdale.   Based on the information presented, the Board concluded that the expected nature and quality of the advisory and related services to be provided by the Advisor supported approval of the New Advisory Agreement.

At the quarterly meeting held September 19, 2012, the Board also reviewed the advisory fees and the overall expenses of the Fund.  Due to the unique nature of the Fund’s investment program, there was no comparative fund fee and expense data available for the Board to consider.  The Board considered information relating to advisory fee revenues and expenses borne by the Advisor as well as the Advisor’s agreement to reimburse the Fund if the specified expense cap was exceeded.  The Board determined that the advisory fees were fair and reasonable and consistent with the best interests of unitholders and that the Advisor’s profit level is not excessive.  The Board was also informed with respect to fees charged by the Advisor to its other private accounts and distinguished the fee structures of the private accounts from that of the Fund in light of the regulatory framework within which closed-end funds, such as the Fund, operate, and the expenses incurred by the Advisor in order to ensure compliance with such regulations.  The Board also considered information regarding economies of scale, the Advisor’s financial interest in renewal of the advisory agreement and any fall out benefits that might be derived from the Advisor’s affiliation with the Fund.

After reviewing this information and such other matters as the Board considered necessary to the exercise of their reasonable business judgment, and without identifying any single factor as being determinative, the Board, including the Independent Managers, unanimously approved the New Advisory Agreement.

Rochdale Structured Claims Fixed Income Fund, LLC

Additional Information

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities without charge, upon request, by contacting the Fund directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund will file its complete schedule of portfolio holdings with the SEC at the end of the first and third fiscal quarters on Form N-Q within sixty days of the end of the quarter to which it relates.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managers has determined that there are at least two audit committee financial experts serving on its audit committee.  Jay C. Nadel and Daniel A. Hanwacker are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$25,000	$25,000
Audit-Related Fees	$0	$0
Tax Fees	$10,000	$10,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 9/30/2012	FYE 9/30/2011
Audit-Related Fees	0.0%	0.0%
Tax Fees	0.0%	0.0%
All Other Fees	0.0%	0.0%

All of the principal accountant hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	$10,000	$10,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the Fund invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of September 30, 2012:

PORTFOLIO MANAGER DISCLOSURE

List of Portfolio Managers and Biographical Information

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Carl Acebes	Board Member	Since Inception	Founder and Co-Chief Investment Officer of Rochdale Investment Management LLC. Founder of Rochdale Securities Corporation and the Rochdale Corporation.	Heads the team of investment professionals and is intricately involved in the firms day to day investment management and research work.
Garrett R. D’Alessandro	President, Chairman and Board Member	Since Inception Since 2012 Since 2011	President, CEO, Co-Chief Investment Officer and Director of Research of Rochdale Investment Management LLC.	Directs portfolio management strategies and investment research efforts and determines companies that satisfy the firm’s criteria for inclusion in client portfolios.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
Carl Acebes	6, $1,044 million	$0	11, $1,209 million	71, $63.5 million
Garrett R. D’Alessandro	6, $1,044 million	$0	11, $1,209 million	120, $247 million

Mr. Acebes receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. Acebes is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account.

Mr. D’Alessandro receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of managers.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rochdale Structured Claims Fixed Income Fund, LLC

By (Signature and Title)   /s/ Garrett R. D’Alessandro
                                                   Garrett R. D’Alessandro, President

Date        December 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Garrett R. D’Alessandro
                                                   Garrett R. D’Alessandro, President

Date        December 4, 2012

By (Signature and Title)    /s/ William O’Donnell
                                                William O’Donnell, Treasurer

Date        December 4, 2012